                                                                   EXHIBIT 10.70

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE SOLD OR TRANSFERRED UNLESS THE REGISTRATION PROVISIONS OF THE SAID ACT AND APPLICABLE STATE SECURITIES LAWS HAVE BEEN COMPLIED WITH OR UNLESS COMPLIANCE WITH SUCH PROVISIONS IS NOT REQUIRED. IN CONNECTION WITH SUCH SALE OR TRANSFER.

                                                              September 24, 2004


                                  iBASIS, INC.

                          COMMON STOCK PURCHASE WARRANT

Void after September 24, 2014

         This Warrant (the "WARRANT") entitles Tejas Securities Group, Inc. (including any successors or assigns, the "HOLDER"), for value received, to purchase from iBASIS, INC., a Delaware corporation (the "COMPANY"), at any time and from time to time, subject to the terms and conditions set forth herein, during the period starting on the date hereof until 5:00 p.m. on the Expiration Date (as defined in Section 1 below), at which time this Warrant shall expire and become void, all or any portion of the Warrant Shares at the Exercise Price (as defined in Section 1 below). This Warrant is issued subject to the following terms and conditions:

         1. DEFINITIONS As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "AFFILIATE" means, with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this Agreement, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "BUSINESS DAY" (whether such term is capitalized or not) means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

         "COMMON STOCK" means the common stock, $0.001 par value per share, of the Company (including any securities into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event).

         "COMPANY" has the meaning set forth in the preamble hereof.

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         "CURRENT MARKET PRICE" shall mean on any date specified herein, the average daily Fair Market Value during the period of the most recent 10 days, ending two trading days immediately preceding such date, on which the national securities exchanges were open for trading, except that if no Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Current Market Price shall be the Fair Market Value on such date.

         "EXERCISE PRICE" means, initially, $2.10 per share of Common Stock, as such amount may be adjusted from time to time pursuant to the terms of this Warrant.

         "EXPIRATION DATE" means September 24, 2014.

         "FAIR MARKET VALUE" shall mean (i) if the Common Stock is traded on Nasdaq, then the last reported sale price per share of Common Stock on the Nasdaq-NMS or any national securities exchange in which such Common Stock is quoted or listed, as the case may be, on the date immediately preceding each date the Warrant is exercised or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, (ii) if the Common Stock is actively traded over-the-counter, then the average of the last sales price quoted, if determinable, or, if not determinable, the closing bid and asked prices quoted on the OTCBB (or similar system) over the five (5) trading days ended on the trading day immediately preceding each date the Warrant is exercised or (iii) if such Common Stock is not traded, quoted or listed on the Nasdaq-NMS or any national securities exchange or the over-the-counter market, then the fair market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

         "HOLDER" has the meaning set forth in the preamble of hereof.

         "PERSON" (whether or not capitalized) means an individual, entity, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

         "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement, dated as of the date hereof, as it may be amended from time to time, by and among the Company and the Investors (as such term is defined therein).

         "SEC" means the United States Securities and Exchange Commission.

         "WARRANT SHARES" means an aggregate of 1,732,500 shares of Common Stock, subject to adjustment in accordance with Section 3 below.

         2. EXERCISE OF WARRANT.

            2.1 METHOD OF EXERCISE; PAYMENT.

                (a) CASH EXERCISE. Subject to all of the terms and conditions hereof, this Warrant may be exercised, in whole or in part, at any time and from time to time during the period commencing on the date hereof and ending on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a subscription substantially in the form attached hereto, executed by the Holder and accompanied by (a) wire transfer of immediately available funds or (b) certified or official bank check payable to the order of the Company, in each case in the amount obtained by multiplying (i) the number of Warrant Shares (without giving effect to any adjustment thereof pursuant to the provisions of hereof) for which the Warrant is being exercised, as designated in such subscription, by (ii) the Exercise Price. Thereupon, the Holder shall be entitled to receive the number of duly

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authorized, validly issued, fully paid and nonassessable Warrant Shares determined as provided for herein.

                (b) CONVERSION. Subject to all of the terms and conditions hereof, the Holder shall have the right to convert this Warrant, in whole or in part, at any time and from time to time during the period commencing on the date hereof and ending on the Expiration Date, by surrender of this Warrant to the Company at its principal office, accompanied by a conversion notice substantially in the form attached hereto, executed by the Holder. Thereupon, the Holder shall be entitled to receive a number of duly authorized, validly issued, fully paid and nonassessable Warrant Shares equal to:

                    (i)  the excess of

                         (A) (x) the number of Warrant Shares determined as
                    provided in Section 3 hereof which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to the provisions of this Section 2.1(b)) for which the Warrant is then being exercised, as designated in such conversion notice, MULTIPLIED BY (y) the Current Market Price of each such Warrant Share so receivable upon such exercise

                    OVER

                         (B) (x) the number of Warrant Shares (determined as
                    provided in Section 3) which such holder would be entitled to receive upon exercise of such Warrant for the number of Warrant Shares designated in such conversion notice (without giving effect to any adjustment thereof pursuant to the provisions of this Section 2.1(b)), MULTIPLIED BY (y) the Exercise Price

                    DIVIDED BY

                    (ii) such Current Market Price of each such Warrant Share.

            2.2 WHEN EXERCISE EFFECTIVE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1, and at such time the Person or Persons in whose name or names any certificate or certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 2.3 shall be deemed to have become the holder or holders of record thereof.

            2.3 DELIVERY OF STOCK CERTIFICATES ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three
(3) business days thereafter, the Company, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 8 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, PLUS, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

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            2.4 SHARES TO BE FULLY PAID AND NONASSESSABLE. All Warrant Shares
issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein).

            2.5 ISSUANCE OF NEW WARRANTS; COMPANY ACKNOWLEDGMENT. Upon any partial exercise of this Warrant, the Company, at its expense, will forthwith and, in any event within three (3) business days, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Company shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; PROVIDED, HOWEVER, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder any such rights.

            2.6 PAYMENT OF TAXES AND EXPENSES. The Company shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee of all or any portion of this Warrant.

         3. ADJUSTMENT OF EXERCISE PRICE. The Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

            3.1 SUBDIVISION OR COMBINATION OF STOCK. If at any time or from time to time after the date hereof, the Company shall subdivide (by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined (whether by stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of Warrant Shares (calculated to the nearest whole share) shall be decreased proportionately. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3.1.

            3.2 ADJUSTMENT FOR STOCK DIVIDENDS. If at any time after the date hereof, the Company shall declare a dividend or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution. The Exercise Price and the number of Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this
Section 3.2.

            3.3 ADJUSTMENTS FOR RECLASSIFICATIONS. If the Common Stock issuable upon the conversion of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock, whether by reclassification or otherwise (other than an adjustment under Sections 3.1 and 3.2 or a merger, consolidation, or sale of assets provided for under
Section 3.4), then and in each such event, the Holder hereof shall have the right thereafter to convert each Warrant Share into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, or other change by holders of the number of shares of Common Stock into which such Warrant Shares would have

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been convertible immediately prior to such reclassification or change, all subject to successive adjustments thereafter from time to time pursuant to and in accordance with, the provisions of this Section 3.

            3.4 ADJUSTMENTS FOR MERGER OR CONSOLIDATION. In the event that, at any time or from time to time after the date hereof, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or (c) sell or transfer all or substantially all of its properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other person under any plan or arrangement contemplating the consolidation or merger, sale or transfer, or dissolution of the Company, then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2.1 hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the stock and property (including cash) to which the Holder would have been entitled upon the consummation of such consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Company for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 3.

            3.5 CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any such transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Common Stock and other securities and property receivable upon the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such Common Stock or other securities, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than 50% of the voting capital stock of the Company (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

            3.6 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price and number of Warrant Shares pursuant to this Section 3, this Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 3, and the Company, at its expense, promptly shall compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.4 below.

         4. REGISTRATION RIGHTS. The initial holders of the Warrant Shares and any permitted transferees of such rights in accordance with the terms thereof shall be entitled to the registration rights and other rights applicable to such shares provided by the Registration Rights Agreement.

         5. NOTICES OF RECORD DATE. Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the

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Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company's voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) business days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying
(i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, distribution, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up.

         6. EXCHANGE OF WARRANT. Subject to the provisions of Section 8 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor, each registered in the name of the Holder or, subject to compliance with applicable federal and state securities laws, in the name of such other persons as the Holder may direct (upon payment by the Holder of any applicable transfer taxes). Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, PROVIDED that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

         7. NO DILUTION OR IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or By-Laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all action as may be necessary or appropriate in order to protect the rights of the Holder against dilution, or other impairment.

         8. TRANSFER PROVISIONS, ETC.

            8.1 LEGENDS. Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT."

            8.2 MECHANICS OF TRANSFER.

                (a) Any transfer of all or any portion of this Warrant (and the Warrant Shares), or of any interest herein or therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Company at its principal office, together with a duly executed form of assignment, in the form attached hereto. In the event of any such transfer of this Warrant, subject to compliance with applicable federal and state securities laws, the Company shall issue a new warrant or warrants of like tenor to the transferee(s), representing, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

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                            (b) In the event of any transfer of all or any
portion of this Warrant in accordance with Section 8.2(a) above, the Company shall issue (i) a new warrant of like tenor to the transferee, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder of the transferred portion of this Warrant, and (ii) a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder of the un-transferred portion of this Warrant. Until this Warrant or any portion thereof is transferred on the books of the Company, the Company may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

                  8.3 NO RESTRICTIONS ON TRANSFER. Subject to compliance with applicable federal and state securities laws, this Warrant and any portion hereof, the Warrant Shares and the rights hereunder may be transferred by the Holder in its sole discretion at any time and to any Person or Persons, including without limitation Affiliates and affiliated groups of such Holder, without the consent of the Company.

                  8.4 RECORDS. The Company shall keep a record of the name and address of each holder of the Warrant, each transfer of the Warrant, and the name and address of each transferee of the Warrant.

         9. LOST, STOLEN OR DESTROYED WARRANT. Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of a customary affidavit of the Holder and indemnity agreement, or, in the case of mutilation, upon surrender of this Warrant, the Company at its expense will execute and deliver, or will instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

        10. GENERAL.

            10.1 AUTHORIZED SHARES, RESERVATION OF SHARES FOR ISSUANCE. At all times while this Warrant is outstanding, the Company shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Common Stock, any other capital stock or other securities as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

            10.2 NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and (b) will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

            10.3 NO RIGHTS AS STOCKHOLDER. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Common Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Company or any right to vote for the election of

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directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance or reclassification of stock, change of par value or change of stock to no par value, consolidation, merger or conveyance or otherwise), or to receive notice of meetings (except to the extent otherwise provided in this Warrant), or to receive dividends or subscription rights, until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

            10.4 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been given if personally delivered or delivered by overnight courier or mailed by first-class registered or certified mail, postage prepaid, return receipt requested, or sent by fax machine, addressed as follows:

                           (a)      if to the Company at:

                                    iBasis, Inc.
                                    20 Second Avenue
                                    Burlington, MA  01803
                                    Attention:  Chief Financial Officer

                                    with a copy to:
                                    Johan V. Brigham
                                    Bingham McCutchen LLP
                                    150 Federal Street
                                    Boston, MA 02110

                           (b)      if to the Holder, at the Holder's address
appearing in the books maintained by the Company.

        11. AMENDMENT AND WAIVER. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

        12. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of New York, as such laws are applied to contracts entered into and wholly to be performed within the State of New York and without giving effect to any principles of conflicts or choice of law that would result in the application of the laws of any other jurisdiction.

        13. COVENANTS TO BIND SUCCESSOR AND ASSIGNS. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

        14. SEVERABILITY. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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        15. CONSTRUCTION. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

        16. REMEDIES. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the Company has executed this Common Stock Purchase Warrant as of the date first written above.


                                         COMPANY:

                                         iBASIS, INC.


                                         By: /s/ OFER GNEEZY
                                             ----------------------------------
                                         Name:    Ofer Gneezy
                                         Title:   President and Chief Executive
                                                  Officer

                                   NOTICE AND
                                  SUBSCRIPTION


To:      iBasis, Inc.
         20 Second Avenue
         Burlington, MA  01803


         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, __________ shares of Common Stock, of iBASIS, INC., a Delaware corporation (the "COMPANY"), and tenders herewith payment of $__________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with Section 2.1(a) of the attached Warrant.

         The undersigned hereby represents and warrants as follows:

         (a) the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act; and

         (b) the undersigned is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Warrant or such shares of Common Stock. The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

         Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:

                             ---------------------
                             ---------------------
                             ---------------------
                             ---------------------

         If said number of shares of Common Stock shall not be all the shares of Common Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Common Stock less any fraction of a share of Common Stock paid in cash.

Dated:  ___________, ____                    _________________________________
                                             Signature

         The undersigned iBasis, Inc. hereby acknowledges receipt of this Notice and Subscription and authorizes issuance of the shares of Common Stock described above.

iBASIS, INC.

By:
Title:
Date:

                               FORM OF ASSIGNMENT

                   (To be executed upon assignment of Warrant)

         For value received, __________________________________ hereby sells, assigns and transfers unto __________________ the attached Warrant [__% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of iBASIS, INC., a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

         The undersigned hereby agrees that it will not sell, assign, or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.



Dated:  _____________, ____         ________________________________________
                                    Signature

                            FORM OF CONVERSION NOTICE

To iBasis, Inc.:

         The undersigned registered holder of the attached Warrant hereby irrevocably converts such Warrants with respect to ________(1) shares of the Common Stock which such holder would be entitled to receive upon the exercise hereof, and requests that the certificates for such shares be issued in the name of, and delivered to _________________, whose address is as follows:

                             ---------------------
                             ---------------------
                             ---------------------
                             ---------------------

         Such conversion is being made in accordance with Section 2.1(b) of the attached Warrant. The undersigned hereby represents and warrants as follows:

         (a) the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act; and

         (b) the undersigned is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purpose of acquiring the Warrant or such shares of Common Stock. The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment. The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company.

Dated:
                      _________________________________________________________
                      (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                      _________________________________________________________
                      (Street Address)

                      _________________________________________________________
                      (City)            (State)          (Zip Code)


------------------
(1) Insert here the number of shares called for on the face of this Warrant Certificate (or, in the case of a partial conversion, the portion thereof as to which the Warrants evidenced by this Warrant Certificate are being converted), in either case without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant evidenced by this Warrant Certificate, may be delivered upon exercise. In the case of a partial conversion, a new Warrant Certificate will be issued and delivered, representing the unconverted portion of the Warrants, to the holder surrendering this Warrant Certificate.

         The undersigned iBasis, Inc. hereby acknowledges receipt of this Conversion Notice and authorizes issuance of the shares of Common Stock described above.

iBASIS, INC.

By: _______________________________
Title: ____________________________
Date: _____________________________